After Recording Return to:
Thompson & Knight LLP
1722 Routh Street, Suite 1500
Dallas, Texas 75201
Attention: Matthew H. Swerdlow

SIXTH MODIFICATION AGREEMENT

This SIXTH MODIFICATION AGREEMENT (this “Agreement”) dated effective as of August 12, 2016 (the “Effective Date”) by and between STRATUS PROPERTIES INC., a Delaware corporation (“Stratus”), STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership (“SPOC”), CIRCLE C LAND, L.P., a Texas limited partnership (“Circle C”), AUSTIN 290 PROPERTIES, INC., a Texas corporation (“Austin”), and THE VILLAS AT AMARRA DRIVE, L.L.C., a Texas limited liability company (“Amarra”) (Stratus, SPOC, Circle C, Austin and Amarra are sometimes referred to in this Agreement severally as “Borrower”), and COMERICA BANK (“Lender”);

W I T N E S S E T H:

A.The following documents were previously executed and delivered by Stratus, SPOC, Circle C and Austin (“Original Borrower”) to Lender, inter alia, relating to a loan (the “Original Loan”) in the original principal sum of $48,000,000.00, each dated December 31, 2012:
i.that certain Loan Agreement (the “Original Loan Agreement”);
ii.that certain Revolving Promissory Note, payable to the order of Lender in the original principal sum of $35,000,000.00 (the “Original Revolving Note”);
iii.that certain Promissory Note, payable to the order of Lender in the original principal sum of $3,000,000.00 (the “Original Letter of Credit Note”);
iv.that certain Promissory Note payable to the order of Lender in the original principal sum of $10,000,000.00 (the “Construction Note”);
v.that certain Deed of Trust, Security Agreement and Assignment of Rents from Stratus to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220644 of the Real Property Records of Travis County, Texas (the “Stratus Deed of Trust”);
vi.that certain Deed of Trust, Security Agreement and Assignment of Rents from Circle C to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220642 of the Real Property Records of Travis County, Texas (the “Circle C Deed of Trust”);
vii.that certain Deed of Trust, Security Agreement and Assignment of Rents from SPOC to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220643 of the Real Property Records of Travis County, Texas (the “SPOC Deed of Trust”);

viii.that certain Deed of Trust, Security Agreement and Assignment of Rents from Austin to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220641 of the Real Property Records of Travis County, Texas, (the “Austin Deed of Trust”; and together with the Stratus Deed of Trust, Circle C Deed of Trust and the SPOC Deed of Trust, collectively referred to as the “Deed of Trust”);
ix.that certain Subordination Agreement, recorded under Clerk’s File No. 2012220640 of the Real Property Records of Travis County, Texas, executed by Stratus in favor of Lender (the “Subordination Agreement”);
x.that certain Security Agreement, executed by Stratus in favor of Lender (the “Security Agreement”); and
xi.that certain Assignment of Reimburseables, Credits and Other Fees in favor of Lender (the “Assignment of Reimburseables”).
The instruments described above, and all other documents evidencing, securing or otherwise executed in connection with the Original Loan, being herein collectively called the “Original Loan Documents”;
B.The Original Loan Documents were previously modified and/or amended and restated, as applicable, by the following documents:
i.    that certain Modification and Extension Agreement dated November 12, 2014, between Borrower and Lender, recorded under Clerk’s File No. 2014176011 of the Real Property Records of Travis County, Texas, between Original Borrower and Lender (the “Modification Agreement”);
ii.    that certain Second Modification and Extension Agreement dated February 11, 2015, recorded under Clerk’s File No. 2015020882 of the Real Property Records of Travis County, Texas, between Original Borrower and Lender (the “Second Modification Agreement”);
iii.    that certain Third Modification and Extension Agreement dated May 19, 2015, recorded under Clerk’s File No. 2015079898 and 2015090591 of the Real Property Records of Travis County, Texas, between Original Borrower and Lender (the “Third Modification Agreement”);
iv.    that certain Fourth Modification and Extension Agreement dated August 21, 2015, recorded under Clerk’s File No. 2015134610 of the Real Property Records of Travis County, Texas, between Borrower and Lender (the “Fourth Modification Agreement”);
v.    that certain Amended and Restated Loan Agreement dated August 21, 2015 between Borrower and Lender (the “Loan Agreement”), in substitution of the Original Loan Agreement, evidencing the increase of the total loan amount to $72,500,000 (the “Loan”);
vi.    that certain Amended and Restated Revolving Promissory Note dated August 21, 2015, executed by Borrower and payable to the order of Lender in the original principal sum of $45,000,000.00 (the “Revolving Note”), in substitution of the Original Revolving Note;

vii.    that certain Installment Note dated August 21, 2015, executed by Borrower and payable to the order of Lender in the original principal sum of $20,000,000.00 (the “Term Note”);
viii.    that certain Amended and Restated Promissory Note dated August 21, 2015, executed by Borrower and payable to the order of Lender in the original principal sum of $7,500,000.00 (the “Letter of Credit Note”; and together with the Revolving Note, collectively referred to as the “Note” ); and
ix.    that certain Fifth Modification Agreement dated December 30, 2015, recorded under Clerk’s File No. 2015205908 and rerecorded under Clerk’s File No. 2016001825, each of the Real Property Records of Travis County, Texas, between Borrower and Lender (collectively, the “Fifth Modification Agreement”).
x.    The Note, the Loan Agreement, the Deed of Trust, the Subordination Agreement, the Security Agreement, the Assignment of Reimbursables; the Modification Agreement, the Second Modification Agreement, the Third Modification Agreement, the Fourth Modification Agreement, the Fifth Modification Agreement, this Agreement and all other documents evidencing, securing or otherwise in connection with the Loan evidenced by the Note being herein collectively called the “Loan Documents”).
C.The Term Loan Tranche and the Term Note have been repaid in full and are of no further force and effect.
D.Borrower has requested that Lender make certain modifications to the Loan Documents, and Lender is willing to do so on the terms and conditions set forth below.
E.Lender is the owner and holder of the Note and Borrower is the owner of the legal and equitable title to the Mortgaged Property.
NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined in this Agreement shall have the meaning given to such capitalized terms in the Loan Agreement.

2.Letter of Credit Tranche.
(a)From the Effective Date until March 31, 2017 (the “Letter of Credit Tranche Reversion Date”) the available proceeds of the Letter of Credit Tranche may be used by Borrower for the same purposes as the proceeds of the Revolving Loan Tranche as set forth in Section 2.4 of Addendum 2 to the Loan Agreement (in addition to the current purpose of the Letter of Credit Tranche) and subject to the same rights and obligations of Borrower with respect to the Revolving Loan Tranche (in addition to the current rights and obligations of Borrower with respect to the Letter of Credit Tranche). Notwithstanding anything to the contrary contained herein, under no circumstances shall the aggregate outstanding balance of the Loan plus any Letter of Credit Liabilities exceed the Maximum Loan Amount.
(b)On the Letter of Credit Reversion Date, (i) all amounts outstanding under the Letter of Credit Tranche unrelated to the original purpose of the Letter of Credit Tranche (i.e., those advances made under the Letter of Credit Note under Section 2(a) hereof and that are not Letter of Credit Liabilities) shall be repaid to Lender in full (i.e., any remaining amounts outstanding under the Letter of Credit Tranche after the Letter of Credit Reversion Date must be solely pursuant to the original purpose of the Letter of Credit Tranche as provided in the Loan Agreement), and (ii) the modification to allow the use of the Letter of Credit Tranche proceeds for the purposes of the Revolving Line of Credit Tranche (as provided in Section 2(a) hereof) shall be null and void and the purpose of the Letter of Credit Tranche shall revert back to the original purpose of same as provided in the Loan Agreement.
(c)As of the date hereof, 4 Letters of Credit in the aggregate face amount of $2,337,551 have been issued under and are outstanding pursuant to this Agreement, leaving an outstanding available balance under the Letter of Credit Tranche of $5,162,449.
3.Representations and Warranties. Borrower hereby represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Mortgaged Property (other than the Mortgaged Property which has been released by Lender from the liens of the Deed of Trust); (b) Borrower is duly organized and legally existing under the laws of the state of its organizations and is duly qualified to do business in the State of Texas; (c) the execution and delivery of, and performance under this Agreement are within Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Borrower’s articles of incorporation and bylaws; (d) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower’s knowledge there exists no uncured default under any of the Loan Documents. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys’ fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

4.Further Assurances. Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

5.Default; Remedies. If Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, subject to the applicable notice and/or cure periods provided in Section 6.1 of the Loan Agreement, Borrower shall be deemed to be in default under the Deed of Trust and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the any of the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.

6.Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of any of the Loan Documents shall in no way adversely affect the security of the Deed of Trust and the other Loan Documents for the payment of the Note. The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the Note.

7.Liens Valid; No Offsets or Defenses. Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to any of the Loan Documents.

8.Merger; No Prior Oral Agreements. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modification of this Agreement or any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower. Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

11.    Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.

12.    Release of Lender. Borrower hereby releases, remises, acquits and forever discharges Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Effective Date, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents or any of the transactions associated therewith, or the Mortgaged Property, including specifically but not limited to claims of usury.

13.    Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

14.    Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

15.    Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

16.    Representation by Counsel. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

17.    Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

18.    Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

19.    Notice of No Oral Agreements. Borrower and Lender hereby take notice of and agree to the following:

A.    PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.

B.    PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

C.    THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgement below but is effective as of the date first above written.

BORROWER: STRATUS PROPERTIES INC., a Delaware corporation By: /s/ Erin D. Pickens Erin D. Pickens, Senior Vice President	AUSTIN 290 PROPERTIES, INC., a Texas corporation By: /s/ Erin D. Pickens Erin D. Pickens, Senior Vice President
STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership

By: STRS L.L.C., a Delaware limited liability company, General Partner

   By Stratus Properties Inc., a Delaware corporation, Sole Member

      By:  /s/ Erin D. Pickens
Erin D. Pickens,
Senior Vice President

THE VILLAS AT AMARRA DRIVE, L.L.C., a Texas limited liability company

    By: STRS L.L.C., a Delaware limited liability company, Manager

     By Stratus Properties Inc., a Delaware corporation, Sole Member

      By:  /s/ Erin D. Pickens
Erin D. Pickens,
Senior Vice President

CIRCLE C LAND, L.P.,
a Texas limited partnership

By: Circle C GP, L.L.C., a Delaware limited liability company, General Partner

   By Stratus Properties Inc., a Delaware corporation, Sole Member

      By:  /s/ Erin D. Pickens
Erin D. Pickens,
Senior Vice President

[Signature Page – Sixth Modification Agreement]

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the ____ day of ___________, 2016, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, on behalf of said corporation.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the ____ day of ___________, 2016, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, General Partner of Stratus Properties Operating Co., L.P., a Delaware limited partnership, on behalf of said corporation, limited liability company and limited partnership.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the ____ day of ___________, 2016, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of Circle C GP, L.L.C., a Delaware limited liability company, General Partner of Circle C Land, L.P., a Delaware limited partnership, on behalf of said corporation, limited liability company limited partnership.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

[Signature Page – Sixth Modification Agreement]

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the ____ day of _________, 2016, by Erin D. Pickens, Sr. Vice President of Austin 290 Properties Inc., a Delaware corporation, on behalf of said corporation.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the ____ day of ___________, 2016, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, Manager of The Villas at Amarra Drive, L.L.C., a Texas limited liability company, on behalf of said corporation and limited liability companies.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

[Signature Page – Sixth Modification Agreement]

LENDER:

COMERICA BANK

By:
Sterling J. Silver, Senior Vice President

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the ___ day of ____________, 2016, by Sterling J. Silver, Senior Vice President of Comerica Bank, on behalf of said bank.

Notary Public, State of Texas
My Commission Expires:
Printed Name of Notary:

[Signature Page – Sixth Modification Agreement]